Exhibit 10.7

(English Translation)

Lease Agreement

Lessor (hereinafter referred to as Party A): Liye Qian

Lessee (hereinafter referred to as Party B): Harbin Shuaiyi Green & Specialty Food Trading LLC (Collectively, as “Parties”)

In accordance with provisions of Contract Law of the People’s Republic of China, the said Parties enter into this Agreement through friendly consultation.

1.

Location of the Tenement Premises

Party A shall lease to Party B the tenement and affiliated equipment thereof, which is located at 2/F, Building 2, No.41, Xiang Dian Street, Xiang Fang District, Harbin, Heilongjiang Province, PRC.

Party B undertakes to Party A, this tenement aggregating 2,400 square meters is just for the use as green and specialty food distribution center

2.

Term

The lease term in this Agreement is  5  years, from January 1st, 2006 to December 31st, 2010.

3.

Rental and Payment

The total rental payment should be 780,000 RMB on a monthly installment of 13,000 RMB.  Party B should pay to Party A on time at the end of each month upon signing this agreement.

4.

Others

a)

Decoration.  Party A should be responsible for indoors decoration including exhibition counter, desks and chairs for Party A’s personnel.

b)

Party A should provide two safes branded “Fei Yun” and “Great Wall” as Party A’s request.

c)

Party A should in charge of reparation of premise damages and expenses accrued.

d)

Party B undertakes water and electricity allowance incurred during the term.

5.

Termination and Dissolution of the Agreement

a)

Party A shall not unilaterally terminate the agreement unless otherwise obvious breach by Party B.

b)

Party A has no right to interfere its regular operations of Party B.

c)

Party B will not sublet or change its original without Party A’s approval.

d)

No illegal activities allowed.

e)

At the expiration of the agreement, Party B is entitled to enjoy extension priority and preemption.

6.

Default

The Party in breach is deemed to cover the loss suffered by faultless Party.

7.

Litigation

In the event that there are any disputes in connection herewith, and the Parties fail to resolve any such disputes, any Party could take action to the local Court.

This Agreement is made in two (2) originals, which shall be kept by each Party.  Such original set shall be as valid and effectual as if signed and executed by the Parties.

IN WITNESS WHEREOF, the Parties hereof have executed their Agreement as of the date first above written.

Party A	Party B

Signature of Authorized Representative:	Signature of Authorized Representative:
Date:	Date:

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